                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  July 6, 2001
                Date of Report (Date of earliest Event reported)


                          AMERICAN HOMESTAR CORPORATION
             (Exact name of registrant as specified in its charter)


Texas                                 000-24210                           76-0070846
(State or other jurisdiction of       (Commission File Number)            (IRS Employer Identification No.)
incorporation)


2450 South Shore Boulevard, Suite 300, League City Texas,               77573
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (281) 334-9700

ITEM 5.  OTHER EVENTS.

         As previously reported on Form 8-K filed on January 23, 2001, American Homestar Corporation (the "Company") and twenty-one (21) of its affiliates filed a voluntary petition for bankruptcy on January 11, 2001 under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Southern District of Texas, Galveston Division (the "Bankruptcy Court"). The consolidated caption is In re American Homestar Corporation, et al, Case No. 01-80017-G3-11. Pursuant to the bankruptcy filing, the Company operates its business and manages its affairs as a debtor-in-possession.

         The Company is required to file Monthly Operating Reports with the United States Trustee and the Bankruptcy Court pursuant to Bankruptcy Rule 2015. These Monthly Operating Reports include Schedules of Assets and Liabilities and Statements of Financial Affairs. The Monthly Operating Report for the month ended April 30, 2001, which is attached hereto, contains cumulative financial information for the Company for the months ended January 31, 2001, February 28, 2001 and March 31, 2001. The Company is filing its most recent Monthly Operating Report with the Commission under cover of Form 8-K in lieu of filing its quarterly reports on Form 10-Q or annual reports on Form 10-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         99.1     Monthly Operating Report for the month ended April 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              AMERICAN HOMESTAR CORPORATION

                                          /s/ Craig A. Reynolds
                              ---------------------------------------------
                              By: Craig A. Reynolds
                              Title: Executive Vice President and CFO

DATE: July 16, 2001

                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                             DESCRIPTION
        -------                            -----------
         99.1     Monthly Operating Report for the month ended April 30, 2001.